UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


 Date of report (Date of earliest event reported):  July 25, 2007

                               Cognex Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                  Massachusetts
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                 (State or Other Jurisdiction of Incorporation)

              000-17869                           04-2713778
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        (Commission File Number)        (IRS Employer Identification No.)


 One Vision Drive, Natick, Massachusetts                 01760-2059
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 (Address of Principal Executive Offices)                (Zip Code)

                                 (508) 650-3000
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

On July 25, 2007, Cognex Corporation (the "Company") issued a news release to report a delay in its second quarter earnings release date due to a voluntary review of transactions originating at its Japanese subsidiary. The news release also included information regarding the expected impact on the Company's results of operations in the fourth quarter of 2006 and the first quarter of 2007. The information regarding the expected impact remains subject to change pending completion of the review.

The news release is furnished as Exhibit 99.1 hereto. The information in this Current Report on Form 8-K, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.

Certain statements made in the news release, which do not relate solely to historical matters, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company's continuing review of the transactions originating at its Japanese subsidiary and the expected impact on its results of operations. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated, including, but not limited to, the possibility that the final results of the Company's continuing review have a greater impact on its historical results of operations. The Company undertakes no obligation to update information contained in these forward-looking statements. For further information regarding risks and uncertainties associated with the Company's business, please refer to the Company's filings with the Securities and Exchange Commission, including the Company's Form 10-K for the fiscal year ended December 31, 2006.


Item 9.01 Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.      Description
-----------      -----------

99.1             News release, dated July 25, 2007, issued by Cognex Corporation

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              COGNEX CORPORATION


Date: July 26, 2007           By:  /s/ Richard A. Morin
                                   -------------------------
                                   Name:  Richard A. Morin
                                   Title: Senior Vice President of Finance,
                                          Chief Financial Officer, and Treasurer